                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549

                           FORM 8-K/A

                         CURRENT REPORT

                Pursuant to Section 13 or 15(b)
             of The Securities Exchange Act of 1934


                Date of Report: August 14, 1998
        (Date of earliest event reported: June 1, 1998)



                      STORAGE TRUST REALTY
       (Exact name of registrant as specified in its charter)



         Maryland                1-13462       43-1689825
(State or other jurisdiction  (Commission      (IRS Employer
   of incorporation)          File Number)  Identification No.)


                      2407 Rangeline Street
                    Columbia, Missouri 65202
     (Address and zip code of principal executive offices)

Registrant's telephone number, including area code:(573)499-4799


                         Not Applicable
 (Former name or former address, if changed since last report)

EXPLANATORY NOTE:

This amendment to the Form 8-K dated June 15, 1998 is being made to provide the required financial information under Item 7 and to report the acquisition of an additional self-storage store
(AllHStar Storage).

ITEM 5: ACQUISITION OF STORES

During the period from March 30, 1998 to June 30, 1998, Storage Trust Realty (the "Company") completed the acquisition of 16 self-storage stores through Storage Trust Properties L.P. (the "Operating Partnership"), a limited partnership controlled by the Company as its sole general partner and in which the Company holds a 93.24% ownership interest as of June 30, 1998. These stores, totaling approximately 772,000 net rentable square feet, are located in two states, and were purchased for approximately $45,026,000.

All of the stores were acquired in arms-length transactions and, except as described below, there are no material relationships between any of the sellers and the Company, the Operating Partnership, any other affiliate of the Company, any trustee or officer of the Company or any associate of any trustee or officer of the Company.

The Company had a loan agreement with the owner of the acquired Texan Storage store. The balance funded under a note receivable at the time of acquisition was $1,575,000. The Company exercised an option given by Texan Storage to acquire the store during the term of the loan. The Company had also managed the store, through Storage Realty Management Corp., from March 1997 through the date of acquisition.

Management of the Company determined the purchase price through arms-length negotiations, after taking into consideration such factors as the geographic location of the properties, demographics of the market areas, age and condition of the stores, the projected amounts of maintenance costs and capital improvements, the current revenues of the stores, comparable stores competing in the applicable markets, rental rates and occupancy levels for the stores and competing stores, and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.

Each of the stores has been used by the sellers as a self-storage store prior to their acquisition by the Company, and the Company intends to continue the use of all of those stores for that purpose.

These stores were acquired for the combination of cash, the assumption of mortgages totaling $24,585,000 (which were paid off immediately after closing), the conversion of a note receivable (upon exercising an option to purchase) with a balance at the date of acquisition of $1,575,000 and the issuance of 126,990 units in the Operating Partnership valued at $3,118,000.

The cash for the acquisitions was provided from funds available under the Company's $150 million revolving line of credit with BankBoston, N.A., Bank of America, N.A. and other lenders.

The following tables provide certain information concerning the stores acquired:



TABLE I
                                                     Date of
Store and Location               Seller(s)          Acquision


U-Stor-It                     U-Stor-It #13
West 47th Street              (Brighton Park)
Chicago, IL                   L.L.C.              March 30, 1998

U-Stor-It                     U-Stor-It #7
South Main Place              (Carol Stream)
Carol Stream, IL              L.L.C.              March 30, 1998

U-Stor-It                     U-Stor-It #19
North Western Street          (Carpentersville)
Carpentersville, IL           L.L.C.              March 30, 1998

U-Stor-It                     U-Stor-It #9
East Chicago Avenue           (Elgin East)
Elgin, IL                     L.L.C.              March 30, 1998

U-Stor-It                     U-Stor-It #10
South Pulaski Road            (Ford City)
Chicago, IL                   L.L.C.              March 30, 1998

U-Stor-It                     U-Stor-It #1
Gary Avenue                   (Geneva)
Geneva, IL                    L.L.C.              March 30, 1998

U-Stor-It                     U-Stor-It #5
LaSalle Avenue                (Naperville)
Naperville, IL                L.L.C.              March 30, 1998



TABLE I (continued)
                                                     Date of
Store and Location               Seller(s)         Acquisition


U-Stor-It                     U-Stor-It #2
Business 30                   (Oswego)
Aurora, IL                    L.L.C.              March 30, 1998

U-Stor-It                     U-Stor-It #11
North 5th Avenue              (River Grove)
River Grove, IL               L.L.C.              March 30, 1998

U-Stor-It                     U-Stor-It #3
East Main Street              (St. Charles)
St. Charles, IL               L.L.C.              March 30, 1998

U-Stor-It                     U-Stor-It #4
Old Church Road               (Streamwood)
Streamwood, IL                L.L.C.              March 30, 1998

U-Stor-It                     U-Stor-It #12
Central Road                  (Mount Prospect)
Mount Prospect, IL            L.L.C.              March 30, 1998

A AAA Key Self Storage        A AAA Key Self
North Central Expressway      Service Storage
Richardson, TX                Corp.               April 29, 1998

U-Stor-It                     U-Stor-It #6
Big Timber Road               (Elgin)
Elgin, IL                     L.L.C.              May 15, 1998

Texan Storage
FM 528                        Russell and
Webster, TX                   Shannon Walla       June 1, 1998

AllHStar Storage
Highway 6                     AllHStar
Houston, TX                   Storage, Inc.       June 26, 1998



TABLE II
                                           Net            Percentage
                                         Rentable        Occupancy[4]
                            Purchase      Square    # of  at Date of
Store and Location            Price       Footage   Units Acquisition



U-Stor-It
West 47th Street
Chicago, IL               $ 1,755,000 [1]  37,345     282       92%

U-Stor-It
South Main Place
Carol Stream, IL           $ 3,877,000 [1]  59,815     627       71%

U-Stor-It
North Western Street
Carpentersville, IL        $ 3,122,000 [1]  46,550     461       91%

U-Stor-It
East Chicago Avenue
Elgin, IL                  $ 2,000,000 [1]  38,585     346       46%

U-Stor-It
South Pulaski Road
Chicago, IL           $ 1,359,000 [1]  22,200     323       86%

U-Stor-It
Gary Avenue
Geneva, IL            $ 3,414,000 [1]  53,175     502       79%

U-Stor-It
LaSalle Avenue
Naperville, IL             $ 5,918,000 [1]  75,678     744       68%

U-Stor-It
Business 30
Aurora, IL            $ 2,700,000 [1]  57,565     564       63%



TABLE II (continued)
                                          Net            Percentage
                                        Rentable        Occupancy[4]
                           Purchase      Square    # of  at Date of
Store and Location          Price       Footage   Units  Acquisition


U-Stor-It
North 5th Avenue
River Grove, IL          $ 3,390,000 [1]  52,675     518       82%

U-Stor-It
East Main Street
St. Charles, IL          $ 2,712,000 [1]  45,150     460       86%

U-Stor-It
Old Church Road
Streamwood, IL           $ 2,500,000 [1]  41,460     415       92%

U-Stor-It
Central Road
Mount Prospect, IL       $ 2,512,000 [1]  42,575     444        0%

A AAA Key Self Storage
North Central Expressway
Richardson, TX           $ 1,320,000 [2]  28,600     269       95%

U-Stor-It
Big Timber Road
Elgin, IL                  $ 3,729,000 [2]  69,761     568       87%

Texan Storage
FM 528
Webster, TX           $ 2,173,000 [3]  59,368     521       74%

AllHStar Storage
Highway 6
Houston, TX           $ 2,545,000 [2]  41,975     413       80%

Totals or Average          $45,026,000     772,477   7,457       74%


Notes to TABLE II:

[1]    Acquired for cash of $7,556,000, the assumption of $24,585,000 of mortgages (which were paid off immediately after closing) and the issuance of 126,990 units of the Operating Partnership valued at $3,118,000.

[2]    Acquired for cash.

[3]    Acquired for cash and the conversion of a note receivable
  (upon exercising an option to purchase) with a balance at the date of acquisition of $1,575,000.

[4]    Determined by dividing net rentable square footage occupied by total net rentable square footage.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(a)     FINANCIAL STATEMENTS APPLICABLE TO REPORTED FACILITIES

    U-Stor-It:
        Report of Independent Auditors

        Reported Facilities' Historical Summary of Combined
          Gross Revenues and Direct Operating Expenses for the
          Year Ended December 31, 1997.

        Notes to Historical Summary of Combined Gross Revenues and Direct Operating Expenses.

   A AAA Key Self Storage:
        Report of Independent Auditors

        Reported Facility's Historical Summaries of Gross
          Revenues and Direct Operating Expenses for the Year
          Ended December 31, 1997 and the Three Months Ended
          March 31, 1998 (Unaudited).

        Notes to Historical Summaries of Gross Revenues and
          Direct Operating Expenses.

   AllHStar Storage:
        Report of Independent Auditors

        Reported Facility's Historical Summaries of Gross
          Revenues and Direct Operating Expenses for the Year
          Ended December 31, 1997 and the Three Months Ended
          March 31, 1998 (Unaudited).

        Notes to Historical Summaries of Gross Revenues and
        Direct Operating Expenses.

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

        Pro Forma Combined Statements of Operations for the Year
          Ended December 31, 1997 (Unaudited) and the Six Months
          Ended June 30, 1998 (Unaudited).

        Notes to Pro Forma Combined Financial Statements
          (Unaudited).

(c)     EXHIBITS

        See Index to Exhibits, which is hereby incorporated by reference herein.

                 REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of
Storage Trust Realty

We have audited the accompanying Historical Summary of Combined Gross Revenues and Direct Operating Expenses (the "Historical Summary") for certain self-storage facilities as described in
Note 1 to the Historical Summary (the "Reported Facilities") for the year ended December 31, 1997. This Historical Summary is the responsibility of management of the Reported Facilities. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Storage Trust Realty) as described in Note 2 to the Historical Summary, and is not intended to be a complete presentation of the Reported Facilities' revenues and expenses.

In our opinion, such Historical Summary referred to above presents fairly, in all material respects, the combined gross revenues and direct operating expenses of the Reported Facilities for the year ended December 31, 1997, as described in Note 1 to the Historical Summary, in conformity with generally accepted accounting principles.


                                   ERNST & YOUNG LLP

Chicago, Illinois
March 23, 1998
                      STORAGE TRUST REALTY

                REPORTED FACILITIES -- U-STOR-IT

              HISTORICAL SUMMARY OF COMBINED GROSS
             REVENUES AND DIRECT OPERATING EXPENSES

                     (amounts in thousands)



                                                Year Ended
                                                December 31,
                                                   1997



Gross revenues:
  Rental income                                   $ 3,777
  Product sales and other income                       16

  Total gross revenues                              3,793

Direct operating expenses:
  Property operations and product sales               682
  Real estate taxes                                   422

  Total direct operating expenses                   1,104
Gross revenues in excess of
  direct operating expenses                       $ 2,689



The accompanying notes are an integral part of this Historical
Summary.


                       STORAGE TRUST REALTY
                REPORTED FACILITIES -- U-STOR-IT

            NOTES TO HISTORICAL SUMMARY OF COMBINED
          GROSS REVENUES AND DIRECT OPERATING EXPENSES


NOTE 1.    BUSINESS

The Historical Summary of Combined Gross Revenues and Direct Operating Expenses (the "Historical Summary") includes the operations of the self-storage facilities (the "Reported Facilities") which were acquired by Storage Trust Properties, L.P. (the "Operating Partnership") from unaffiliated parties during the period from March 30, 1998 to June 30, 1998. The general partner of the Operating Partnership is Storage Trust Realty (the "Company"). The Reported Facilities consist of the following thirteen self-storage facilities:


           Facility               Location       Acquisition Date

U-Stor-It (Brighton Park)     Chicago, IL         March 30, 1998
U-Stor-It (Carol Stream)      Carol Stream, IL    March 30, 1998
U-Stor-It (Carpentersville)   Carpentersville, IL March 30, 1998
U-Stor-It (Elgin East)        Elgin, IL           March 30, 1998
U-Stor-It (Ford City)         Chicago, IL         March 30, 1998
U-Stor-It (Geneva)            Geneva, IL          March 30, 1998
U-Stor-It (Naperville)        Naperville, IL      March 30, 1998
U-Stor-It (Oswego)            Aurora, IL          March 30, 1998
U-Stor-It (River Grove)       River Grove, IL     March 30, 1998
U-Stor-It (St. Charles)       St. Charles, IL     March 30, 1998
U-Stor-It (Streamwood)        Streamwood, IL      March 30, 1998
U-Stor-It (Mount Prospect)    Mount Prospect, IL  March 30, 1998
U-Stor-It (Big Timber)        Elgin, IL           May 15, 1998


The U-Stor-It facility in Mount Prospect, IL commenced operations during March 1998. Although the Company closed on the U-Stor-It (Big Timber) facility in Elgin, IL on May 15, 1998, under the terms of the purchase contract the Company received the gross revenues in excess of direct operating expenses for the period from March 30, 1998 to May 15, 1998.

These Reported Facilities were under common ownership and management prior to the acquisition by the Operating Partnership.

                       STORAGE TRUST REALTY
                REPORTED FACILITIES -- U-STOR-IT

            NOTES TO HISTORICAL SUMMARY OF COMBINED
          GROSS REVENUES AND DIRECT OPERATING EXPENSES


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Historical Summary has been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations to be acquired. The Historical Summary is not representative of the actual operations for the period presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Reported Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Reported Facilities.

Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

Use of Estimates

The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

                  REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of
Storage Trust Realty

We have audited the accompanying Historical Summary of Gross Revenues and Direct Operating Expenses (the "Historical Summary") for the self-storage facility as described in Note 1 to the Historical Summary (the "Reported Facility") for the year ended December 31, 1997. The Historical Summary is the responsibility of management of the Reported Facility. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Storage Trust Realty) as described in Note 2 to the Historical Summary, and is not intended to be a complete presentation of the Reported Facility's revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the gross revenues and direct operating expenses of the Reported Facility for the year ended December 31, 1997, as described in Note 1 to the Historical Summary, in conformity with generally accepted accounting principles.


                                   ERNST & YOUNG LLP

Chicago, Illinois
April 24, 1998

                      STORAGE TRUST REALTY
          REPORTED FACILITY -- A AAA KEY SELF STORAGE

                  HISTORICAL SUMMARY OF GROSS
             REVENUES AND DIRECT OPERATING EXPENSES

                     (amounts in thousands)


                                                     Three Months
                                       Year Ended       Ended
                                      December 31,     March 31,
                                          1997          1998
                                                     (unaudited)

Gross revenues:
  Rental income                         $   253        $    68
  Product sales and other income             32              8

  Total gross revenues                      285             76

Direct operating expenses:
  Property operations and product sales     136             29
  Real estate taxes                          26              8

  Total direct operating expenses           162             37

Gross revenues in excess of direct
  operating expenses                    $   123        $    39


The accompanying notes are an integral part of this Historical
Summary.

                      STORAGE TRUST REALTY
          REPORTED FACILITY -- A AAA KEY SELF STORAGE

                NOTES TO HISTORICAL SUMMARY OF
          GROSS REVENUES AND DIRECT OPERATING EXPENSES


NOTE 1.    BUSINESS

The Historical Summary of Gross Revenues and Direct Operating Expenses (the "Historical Summary") includes the operations of the self-storage facility (the "Reported Facility") which was acquired by Storage Trust Properties, L.P. (the "Operating Partnership") from an unaffiliated party during the period from March 30, 1998 to June 30, 1998. The general partner of the Operating Partnership is Storage Trust Realty (the "Company"). The Reported Facility consists of the following:

           Facility               Location       Acquisition Date

A AAA Key Self Storage        Richardson, TX      April 29, 1998


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Historical Summary has been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations to be acquired. The Historical Summary is not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Reported Facilities have been excluded.

                       STORAGE TRUST REALTY
          REPORTED FACILITY -- A AAA KEY SELF STORAGE

                 NOTES TO HISTORICAL SUMMARY OF
          GROSS REVENUES AND DIRECT OPERATING EXPENSES


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of Presentation (continued)

Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Reported Facilities.

Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

Use of Estimates

The preparation of the Historical Summary in conformity with generally accepted accounting principles require management to make certain estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3.   INTERIM PERIOD

The unaudited Historical Summary for the three months ended March 31, 1998 has been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments of a normal recurring nature considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 1998 are not necessarily indicative of future operating results.

                  REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of
Storage Trust Realty

We have audited the accompanying Historical Summary of Gross Revenues and Direct Operating Expenses (the "Historical Summary") for the self-storage facility as described in Note 1 to the Historical Summary (the "Reported Facility") for the year ended December 31, 1997. The Historical Summary is the responsibility of management of the Reported Facility. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Storage Trust Realty) as described in Note 2 to the Historical Summary, and is not intended to be a complete presentation of the Reported Facility's revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the gross revenues and direct operating expenses of the Reported Facility for the year ended December 31, 1997, as described in Note 1 to the Historical Summary, in conformity with generally accepted accounting principles.


                                   ERNST & YOUNG LLP

Chicago, Illinois
July 1, 1998

                       STORAGE TRUST REALTY
             REPORTED FACILITY -- ALLHSTAR STORAGE

                  HISTORICAL SUMMARY OF GROSS
             REVENUES AND DIRECT OPERATING EXPENSES

                     (amounts in thousands)



                                                     Three Months
                                       Year Ended       Ended
                                      December 31,     March 31,
                                         1997            1998
                                                     (unaudited)

Gross revenues:
  Rental income                         $   266        $    78
  Product sales and other income             12              -

  Total gross revenues                      278             78

Direct operating expenses:
  Property operations and product sales     131             29
  Real estate taxes                          45             12

  Total direct operating expenses           176             41

Gross revenues in excess of direct
  operating expenses                    $   102        $    37



The accompanying notes are an integral part of this Historical
Summary.

                     STORAGE TRUST REALTY
             REPORTED FACILITY -- ALLHSTAR STORAGE

                NOTES TO HISTORICAL SUMMARY OF
          GROSS REVENUES AND DIRECT OPERATING EXPENSES


NOTE 1.    BUSINESS

The Historical Summary of Gross Revenues and Direct Operating Expenses (the "Historical Summary") includes the operations of the self-storage facility (the "Reported Facility") which was acquired by Storage Trust Properties, L.P. (the "Operating Partnership") from an unaffiliated party during the period from March 30, 1998 to June 30, 1998. The general partner of the Operating Partnership is Storage Trust Realty (the "Company"). The Reported Facility consists of the following:

           Facility               Location       Acquisition Date

AllHStar Storage              Houston, TX         June 26, 1998


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Historical Summary has been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations to be acquired. The Historical Summary is not representative of the actual operations for the period presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Reported Facilities have been excluded.

                 STORAGE TRUST REALTY
             REPORTED FACILITY -- ALLHSTAR STORAGE

                 NOTES TO HISTORICAL SUMMARY OF
          GROSS REVENUES AND DIRECT OPERATING EXPENSES


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of Presentation (continued)

Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Reported Facilities.

Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

Use of Estimates

The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3.   INTERIM PERIOD

The unaudited Historical Summary for the three months ended March 31, 1998 has been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments of a normal recurring nature considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 1998 are not necessarily indicative of future operating results.

                      STORAGE TRUST REALTY

            PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 1997 and the six months ended June 30, 1998 have been prepared to reflect the acquisition of 16 self-storage facilities during the period from March 30, 1998 to June 30, 1998 (the "Acquired Facilities") and the adjustments described in the accompanying notes. The pro forma combined financial information is based on the historical financial statements and other financial information in the Company's Form 10-K for the year ended December 31, 1997, the 1997 Annual Report to Shareholders, and the Form 10-Q for the three months and six months ended June 30, 1998 and should be read in conjunction with those financial statements and the notes thereto.

A Pro Forma Combined Balance Sheet as of June 30, 1998 is not presented as all of the Acquired Facilities were purchased by June 30, 1998.

The Pro Forma Combined Statements of Operations were prepared as if the following events occurred as of January 1, 1997: (a) the Acquired Facilities were purchased (or the date operations commenced, whichever was later), (b) the facilities acquired during 1997 and 1998 (see Notes 2 and 3 in the Notes to Pro Forma Combined Financial Statements) were purchased, (c) the Company completed the offering of 2,530,000 Common Shares, which occurred in October and November 1997, (the "1997 Share Offering"), (d) the Company completed the offering of 613,811 Common Shares, which occurred in April, 1998 (the "1998 Share Offering") and (e) the Company completed the funding of $100 million of unsecured Senior Notes.

The pro forma combined financial information is not necessarily indicative of the results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

Net income per share decreased for the pro forma year ended
December 31, 1997 as compared to the actual results for these time periods due primarily to the fact that (a) the operations of six facilities acquired during 1997 were in their initial lease-up period and
(b) the operations of two facilities acquired during 1998 commenced operations in February 1997 and were in their initial lease-up period.

                                       STORAGE TRUST REALTY
                            PRO FORMA COMBINED STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER 31, 1997
                    (amounts in thousands, except per share data) (unaudited)


                          Storage                                                      Storage
                           Trust                    Other                               Trust
                           Realty       1997        1998       Reported   Pro Forma     Realty
                         Historical Acquisitions Acquisitions Facilities Adjustments  Pro Forma
                          (Note 1)    (Note 2)    (Note 3)     (Note 4)    (Note 5)

Revenues:
  Rental income            $57,859    $ 4,650      $ 6,626     $ 4,296    $  172 (a)   $73,603
  Product sales and other    1,144        246          213          60         7 (a)     1,670
  Interest income              374         -            -           -        (98)(b)(c)    276
  Management income            236         -            -           -        (11)(d)       225
  Equity in earnings-JV's       93         -            -           -         -             93
  Total revenues            59,706      4,896        6,839       4,356        70        75,867
Expenses:
  Property operations       11,932      1,505        2,193         949       164 (a)(e) 16,743
  Real estate taxes          5,304        586          407         493        30 (a)     6,820
  General and admin.         3,152         -            -           -         -          3,152
  Interest                   7,646      2,825        3,219          -      2,945 (f)    12,060
                                                                              31 (g)
                                                                          (4,606)(h)
  Depreciation               9,377      1,002        1,361          -      1,095 (i)    12,835
  Amortization                 625         -            -           -          8 (j)       633
  Total expenses            38,036      5,918        7,180       1,442      (333)       52,243
Net income before
  minority interests        21,670     (1,022)        (341)      2,914       403        23,624
Minority interests          (1,293)        -            -           -       (354)(k)    (1,647)
Net income                 $20,377    $(1,022)     $  (341)    $ 2,914    $   49       $21,977
Net income per share:
  Basic                    $  1.52                                                     $  1.37
  Diluted                  $  1.51                                                     $  1.36
Weighted-average number
  of shares outstanding 13,377,641                                                  16,048,603


The accompanying notes are an integral part of these statements.

                                       STORAGE TRUST REALTY
                            PRO FORMA COMBINED STATEMENT OF OPERATIONS
                              FOR THE SIX MONTHS ENDED JUNE 30, 1998
                    (amounts in thousands, except per share data) (unaudited)



                          Storage                                         Storage
                           Trust        Other                              Trust
                           Realty       1998      Reported   Pro Forma     Realty
                         Historical Acquisitions Facilities Adjustments  Pro Forma
                          (Note 1)    (Note 3)    (Note 4)   (Note 5)

Revenues:
  Rental income            $36,007    $   597     $   146   $ 1,339 (l)(m)$38,089
  Product sales and other      891         39           8        12 (1)(m)    950
  Interest income              200         -           -        (59)(n)       141
  Management income            106         -           -         (8)(o)        98
  Equity in earnings-JV's       37         -           -         -             37
  Total revenues            37,241        636         154     1,284        39,315
Expenses:                                                           (l)
  Property operations        7,714        119          58       291 (m)(p)  8,182
  Real estate taxes          3,677         41          20       127 (l)(m)  3,865
  General and admin.         1,928         -           -         -          1,928
  Interest                   5,346        325          -        698 (q)     6,060
                                                               (309)(r)
  Depreciation               6,231        131          -        292 (s)     6,654
  Amortization                 174         -           -         -            174
  Total expenses            25,070        616          78     1,099        26,863
Net income before
  minority interests        12,171         20          76       185        12,452
Minority interests            (795)        -           -        (65)(t)      (860)
Net income                 $11,376    $    20     $    76   $   120       $11,592
Net income per share:
  Basic                    $  0.73                                        $  0.72
  Diluted                  $  0.72                                        $  0.72
Weighted-average number
  of shares outstanding 15,684,130                                     16,067,338


The accompanying notes are an integral part of these statements.

                      STORAGE TRUST REALTY

        NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

                          (unaudited)


NOTE 1.   STORAGE TRUST REALTY - HISTORICAL

The statements of operations for year ended December 31, 1997 and the six months ended June 30, 1998 include the accounts of Storage Trust Realty (the "Company"), Storage Trust Properties,
L.P. (the "Operating Partnership") and Storage Realty Management
Co.

NOTE 2.   1997 ACQUISITIONS

These amounts reflect the net operations of 38 facilities acquired and 16 facilities exchanged during the year ended
December 31, 1997 as if they were acquired or exchanged on January 1, 1997.

NOTE 3.   OTHER 1998 ACQUISITIONS

These amounts reflect the net operations of 14 facilities acquired during the period from January 1, 1998 through February
12, 1998 as if they were acquired on January 1, 1997.

                      STORAGE TRUST REALTY

        NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

                          (unaudited)


NOTE 4.   REPORTED FACILITIES

These amounts include the combined gross revenue and direct operating expenses for 15 of the 16 Acquired Facilities (the "Reported Facilities") for the year ended December 31, 1997. The Historical Summary of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summary") for the Reported Facilities are included elsewhere herein.


NOTE 5.   PRO FORMA ADJUSTMENTS - COMBINED STATEMENTS OF
          OPERATIONS

The pro forma adjustments are as follows:

                                                        Year Ended
                                                    December 31, 1997

Record operations of the other Acquired Facility
     not included in the Historical Summary:
       Rental income                                     $   172
       Product sales and other income                    $     7
       Property operations                               $    64
       Real estate taxes                                 $    30
(b)  Remove interest income from the temporary
     investment of excess funds from the
     $75,000,000 funded under the Senior Notes
     on January 22, 1997.                                $   (40)
Remove interest income from the note receivable
     to the owner of Texan Storage                       $   (58)
Remove management fee income related to the
     Texan Storage facility                              $   (11)
(e)  Record additional property management costs
     due to the Acquired Facilities and the
     Other 1998 Acquisitions                             $   100


                      STORAGE TRUST REALTY

        NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

                          (unaudited)


NOTE 5.   PRO FORMA ADJUSTMENTS - COMBINED STATEMENTS OF
          OPERATIONS (continued)

                                                       Year Ended
                                                    December 31, 1997

(f)  Record interest expense on the net funds
     disbursed for the acquisition of the Acquired
     Facilities ($42,071,000 at 7.0000%)                 $ 2,945
(g)  Record net interest adjustment due to funding
     of Senior Notes                                     $    31
     Record reduction to interest expense from use
     of the net proceeds of the 1997 Share Offering
     ($51,896,000 at 7.25% for 294 days and              $(3,579)
     $7,784,000 at 7.25% for 323 days) and the 1998
     Share Offering ($14,167,000 at 7.25%).              $(1,027)
                                                         $(4,606)
     Record additional depreciation expense related to
     the Acquired Facilities [based on (i) a 40-year
     depreciable life and $32,806,000 allocated to
     buildings and (ii) a ten-year depreciable life and
     $3,394,000 allocated to furniture and equipment]     $1,095
(j)  Record amortization of deferred costs related
     to the issuance of the Senior Notes over the
     weighted-average term of the Senior Notes.          $     8
(k)  Adjust minority interests based on adjustments
     to net income of the Operating Partnership and the
     issuance of Common Shares in the 1997 Share
     Offering and 1998 Share Offering                    $  (354)

                       STORAGE TRUST REALTY

        NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

                          (unaudited)

NOTE 5.   PRO FORMA ADJUSTMENTS - COMBINED STATEMENTS OF
          OPERATIONS (continued)

                                                     Six Months Ended
                                                      June 30, 1998


(l)  Record operations of the other Acquired Facility
     not included in the Historical Summary:
       Rental income                                     $   139
       Product sales and other income                    $     3
       Property operations                               $    31
       Real estate taxes                                 $    13
(m)  Record operations of the Acquired Facilities
     prior to their inclusion in the Historical Summary
     and prior to their acquisition:
       Rental income                                     $ 1,200
       Product sales and other income                    $     9
       Property operations                               $   210
       Real estate taxes                                 $   114
     Remove interest income from the note receivable
     to the owner of Texan Storage                       $   (59)
     Remove management fee income related to the
     Texan Storage facility                              $    (8)
(p)  Record costs related to additional property
     management costs due to the Acquired Facilities
     and Other 1998 Acquisitions                         $    50
(q)  Record interest expense on the net funds
     disbursed for the acquisition of the Acquired
     Facilities ($42,071,000 at 7.0000%)                 $   698
     Record reduction to interest expense from use
     of the net proceeds of the 1998 Share
     Offering ($14,167,000 at 6.8875% for 114 days)      $  (309)


                      STORAGE TRUST REALTY

        NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

                          (unaudited)

          NOTE 5.   PRO FORMA ADJUSTMENTS - COMBINED STATEMENTS
          OF OPERATIONS (continued)

                                                     Six Months Ended
                                                      June 30, 1998



(s) Record additional depreciation expense related to
     the Acquired Facilities [based on (i) a 40-year
     depreciable life and $32,806,000 allocated to
     buildings and (ii) a ten-year depreciable life and
     $3,394,000 allocated to furniture and equipment]    $  292
(t)  Adjust minority interests based on adjustments
     to net income of the Operating Partnership and the
     issuance of Common Shares in the 1998 Share
     Offering                                            $   (65)


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        STORAGE TRUST REALTY



August 14, 1998                         /s/ Michael G. Burnam
(Date)                                  Michael G. Burnam
                                        Chief Executive Officer

August 14, 1998                         /s/ Stephen M. Dulle
(Date)                                  Stephen M. Dulle
                                        Chief Financial Officer

                          INDEX TO EXHIBITS

Exhibit
 Number                    Document Description
  23.1    Consent of Ernst & Young LLP

  99.1    Press release concerning the acquisition of the twelve
                    stores, dated April 2, 1998.